                              Janus Adviser Series
                          Janus Adviser Worldwide Fund

                         Supplement dated July 1, 2004
                      to Currently Effective Prospectuses

Effective July 1, 2004, the following supplements the information in the "Investment Personnel" section of the Prospectus:

Jason P. Yee, Executive Vice President and Portfolio Manager of Janus Adviser Foreign Stock Fund, has assumed the duties of Executive Vice President and Portfolio Manager of the Janus Adviser Worldwide Fund (the "Fund"). Information regarding Mr. Yee's investment background appears in the Prospectus. Douglas A. Kirkpatrick will continue his responsibilities as Assistant Portfolio Manager of the Fund.

Gregory R. Kolb will join Mr. Kirkpatrick as an Assistant Portfolio Manager of the Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a bachelor's degree in business administration from Miami University (of Ohio) where he graduated magna cum laude with honors.

Laurence J. Chang is no longer Executive Vice President and Portfolio Manager of the Fund.